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                                                                    EXHIBIT 20.3

                         MDSI MOBILE DATA SOLUTIONS INC.
                                 (the "Company")

                        FINANCIAL STATEMENT REQUEST FORM

National Instruments 51-102 and 54-101 of the Canadian Securities Administrators provide both registered holders and beneficial owners of an Company's securities with the opportunity to elect annually to have their names added to a Supplemental Mailing List in order to receive a copy of the Company's annual and interim financial statements and the corresponding management discussion and analysis of those statements ("MD&A").

If you wish to receive printed copies of these materials, please complete this form and either fax it to the attention of Rick Wadsworth, Director of Investor Relations at the Company at (604) 207-6060, or mail it to:

                         MDSI MOBILE DATA SOLUTIONS INC.
                            ATTENTION: RICK WADSWORTH
                              10271 SHELLBRIDGE WAY
                           RICHMOND, BRITISH COLUMBIA,
                                    V6X 2W8

      Please send me ONLY the audited financial statements and the annual MD&A for fiscal 2004

      Please send me ONLY the quarterly interim financial statements and corresponding interim MD&A to those statements for 2004.

      Please send me BOTH the audited financial statements for fiscal 2004 and quarterly interim financial statements for 2004 and the corresponding MD&A to those statements.

YOU WILL NOT RECEIVE COPIES OF ANY FINANCIAL STATEMENTS FROM THE COMPANY FOR THE ENSUING YEAR IF YOU DO NOT COMPLETE AND RETURN THIS FORM.

COPIES OF THE COMPANY'S PREVIOUSLY ISSUED AND CURRENT ANNUAL AND QUARTERLY FINANCIAL STATEMENTS AND RELATED MD&A ARE AVAILABLE TO SHAREHOLDERS AND TO THE PUBLIC ON THE SEDAR WEBSITE AT WWW.SEDAR.COM OR FROM THE SEC WEBSITE AT WWW.SEC.GOV.COM.

NAME:    _____________________________________________________________

ADDRESS: _____________________________________________________________

         _____________________________________________________________

POSTAL/ZIP CODE: ___________________________

I confirm that I am a shareholder of the Company.

SIGNATURE OF
SHAREHOLDER: _____________________________________ DATE: ____________, 2004

The Company will use the information collected solely for the purpose of mailing such financial statements to you and will treat your signature on this form as your consent to the above.